UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2025 (February 26, 2025)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Other Officers.

(d) On February 26, 2025, pursuant to the By-Laws of Globe Life Inc. (the "Company"), the Board of Directors (the "Board") of the Company voted to expand the number of directors from eleven to thirteen persons as of such date, and appointed Matthew J. Adams and Philip M. Jacobs to fill the newly-created directorships. Mr. Adams and Mr. Jacobs will each serve for an initial term commencing on February 26, 2025 and expiring at the Company’s April 24, 2025 Annual Meeting of Shareholders. There were no understandings or arrangements pursuant to which Mr. Adams or Mr. Jacobs were selected as directors.

Having been determined by the Board to be "independent" pursuant to NYSE rules and additional Company criteria, Mr. Adams and Mr. Jacobs were named to serve on the Audit Committee of the Board.

Mr. Adams and Mr. Jacobs are compensated for their service as directors pursuant to the Globe Life Inc. 2018 Non-Employee Director Compensation Plan (the "Plan"), a sub-plan of the Globe Life Inc. 2018 Incentive Plan. Pursuant to the Plan, each newly-elected director will receive an annual cash retainer of $100,000 prorated for the period of his service (unless a timely election is made to receive an equivalent amount of restricted stock, restricted stock units, or stock options) and an annual equity retainer allowing him to elect to receive $180,000 of restricted stock, restricted stock units, or stock options prorated for the period of his service. As members of the Audit Committee, each of Mr. Adams and Mr. Jacobs will also receive an annual cash Audit Committee member retainer of $12,500 (prorated for the period of his service). There are no transactions or currently proposed transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K involving Mr. Adams or Mr. Jacobs.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	GLOBE LIFE INC.

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary